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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 11, 2002


                                  CWABS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          Delaware                  333-97873                95-4596514
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)



      4500 Park Granada
    Calabasas, California                                       91302
----------------------------                            -------------------
    (Address of Principal                                     (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-4.









----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 29, 2002 and the Prospectus Supplement dated September 25, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-4.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.


Loan Programs

                                                                                        % Of Aggregate

Description                                       Number of Loans    Principal Balance  Principal Balance
6MO LIBOR                                                          5           $756,629               0.29
2/13 LIBOR                                                         1           $154,177               0.06
2/28 LIBOR                                                       850       $175,613,942              68.40
3/27 LIBOR                                                       339        $80,220,920              31.25
Total                                                          1,195       $256,745,668             100.00



Principal Balances

Range of Principal                                                                      % Of Aggregate
Balances ($)                                      Number of Loans    Principal Balance  Principal Balance

 $      0.01 to $25,000                                            5           $110,766               0.04
 $ 25,000.01 to $50,000                                           61         $2,489,140               0.97
 $ 50,000.01 to $75,000                                          164        $10,376,488               4.04
 $ 75,000.01 to $100,000                                         140        $12,303,254               4.79
 $100,000.01 to $150,000                                         205        $24,945,337               9.72
 $150,000.01 to $200,000                                          89        $15,359,660               5.98
 $200,000.01 to $250,000                                          43         $9,447,065               3.68
 $250,000.01 to $300,000                                          29         $7,831,326               3.05
 $300,000.01 to $350,000                                         202        $65,650,597              25.57
 $350,000.01 to $400,000                                         132        $49,713,686              19.36
 $400,000.01 to $450,000                                          51        $21,609,812               8.42
 $450,000.01 to $500,000                                          60        $28,539,079              11.12
 $500,000.01 to $550,000                                           8         $4,223,627               1.65
 $550,000.01 to $600,000                                           2         $1,159,900               0.45
 $600,000.01 to $650,000                                           2         $1,255,181               0.49
 $700,000.01 to $750,000                                           1           $746,250               0.29
 $950,000.01 to $1,000,000                                         1           $984,500               0.38
Total                                                          1,195       $256,745,668             100.00


                                                                  3




Mortgage Rates

Range of Mortgage                                                                       % Of Aggregate
Rates (%)                                         Number of Loans    Principal Balance  Principal Balance

 5.501 - 6.000                                                    12         $4,500,970               1.75
 6.001 - 6.500                                                    40        $13,603,846               5.30
 6.501 - 7.000                                                   166        $55,124,355              21.47
 7.001 - 7.500                                                   137        $42,487,807              16.55
 7.501 - 8.000                                                   151        $40,230,796              15.67
 8.001 - 8.500                                                   128        $29,978,029              11.68
 8.501 - 9.000                                                   154        $25,894,273              10.09
 9.001 - 9.500                                                   131        $16,915,800               6.59
 9.501 - 10.000                                                  141        $16,407,312               6.39
10.001 - 10.500                                                   56         $5,780,861               2.25
10.501 - 11.000                                                   32         $2,510,698               0.98
11.001 - 11.500                                                   18         $1,388,082               0.54
11.501 - 12.000                                                   11           $994,571               0.39
12.001 - 12.500                                                    8           $464,860               0.18
12.501 - 13.000                                                    5           $225,431               0.09
13.001 - 13.500                                                    2           $102,991               0.04
13.501 - 14.000                                                    1            $35,000               0.01
15.001 - 15.500                                                    2            $99,985               0.04
Total                                                          1,195       $256,745,668             100.00





Months Remaining to Maturity

Months Remaining to                                                                     % of Aggregate
Maturity                                          Number of Loans    Principal Balance  Principal Balance
121 - 180                                                          1           $154,177               0.06
181 - 300                                                          2            $75,070               0.03
301 - 360                                                      1,192       $256,516,421              99.91
Total                                                          1,195       $256,745,668             100.00


                                                                 4






Loan-to-Value Ratios

                                                                                        % Of Aggregate

Range of LTVs(%)                                  Number of Loans    Principal Balance  Principal Balance
 50.00 or Less                                                    24         $2,149,276               0.84
 50.01-55.00                                                      12         $2,052,377               0.80
 55.01-60.00                                                      20         $4,911,732               1.91
 60.01-65.00                                                      29         $5,913,677               2.30
 65.01-70.00                                                      73        $12,440,935               4.85
 70.01-75.00                                                     106        $25,069,731               9.76
 75.01-80.00                                                     318        $68,531,324              26.69
 80.01-85.00                                                     192        $45,707,901              17.80
 85.01-90.00                                                     227        $53,171,969              20.71
 90.01-95.00                                                     116        $24,653,383               9.60
 95.01-100.00                                                     78        $12,143,363               4.73
Total                                                          1,195       $256,745,668             100.00



Geographic Distribution

                                                                                        % Of Aggregate

State                                             Number of Loans    Principal Balance  Principal Balance
 Alabama                                                           3           $186,646               0.07
 Arizona                                                          38         $5,949,570               2.32
 Arkansas                                                          3           $208,844               0.08
 California                                                      302       $105,828,026              41.22
 Colorado                                                         23         $6,149,235               2.40
 Connecticut                                                       9         $2,880,909               1.12
 Delaware                                                          3           $503,951               0.20
 Florida                                                          67         $9,408,409               3.66
 Georgia                                                          35         $5,289,189               2.06
 Hawaii                                                            2           $381,000               0.15
 Idaho                                                             4           $429,265               0.17
 Illinios                                                         35         $6,512,916               2.54
 Indiana                                                          17         $1,791,672               0.70
 Iowa                                                              6           $558,155               0.22
 Kansas                                                            8           $792,832               0.31
 Kentucky                                                         12         $1,765,184               0.69
 Louisiana                                                         9           $812,325               0.32
 Maine                                                             1            $97,711               0.04
 Maryland                                                         26         $7,386,008               2.88
 Massachusetts                                                    28         $6,748,475               2.63
 Michigan                                                         68        $10,370,407               4.04
 Minnesota                                                        22         $5,136,706               2.00
 Mississippi                                                       5           $396,212               0.15
 Missouri                                                         29         $3,565,068               1.39
 Montana                                                           1            $42,262               0.02
 Nebraska                                                          7           $572,712               0.22
 Nevada                                                           19         $2,839,926               1.11
 New Hampshire                                                     3           $980,033               0.38
 New Jersey                                                       23         $6,356,263               2.48
 New Mexico                                                        4           $488,242               0.19
 New York                                                         15         $3,809,296               1.48


                                                                 5




 North Carolina                                                   69         $7,605,742               2.96
 Ohio                                                             45         $5,660,549               2.20
 Oklahoma                                                          5           $470,518               0.18
 Oregon                                                           19         $3,243,430               1.26
 Pennsylvania                                                     26         $3,461,181               1.35
 Rhode Island                                                      2           $381,927               0.15
 South Carolina                                                   24         $2,399,816               0.93
 South Dakota                                                      1           $104,217               0.04
 Tennessee                                                        17         $2,934,597               1.14
 Texas                                                            68        $12,757,542               4.97
 Utah                                                              7         $1,609,322               0.63
 Virginia                                                         34         $8,044,470               3.13
 Washington                                                       37         $7,718,180               3.01
 West Virginia                                                     1           $185,516               0.07
 Wisconsin                                                        13         $1,931,211               0.75
Total                                                          1,195       $256,745,668             100.00



FICO Ranges

                                                                                        % Of Aggregate

FICO Range                                        Number of Loans    Principal Balance  Principal Balance
781 - 800                                                          1           $400,000               0.16
761 - 780                                                          9         $1,872,629               0.73
741 - 760                                                          6         $1,593,913               0.62
721 - 740                                                         13         $2,921,546               1.14
701 - 720                                                         17         $3,116,284               1.21
681 - 700                                                         26         $5,881,089               2.29
661 - 680                                                         56        $14,620,207               5.69
641 - 660                                                        114        $27,562,307              10.74
621 - 640                                                        177        $44,067,175              17.16
601 - 620                                                        193        $45,500,372              17.72
581 - 600                                                        185        $42,469,461              16.54
561 - 580                                                        176        $32,922,671              12.82
541 - 560                                                        118        $20,193,438               7.87
521 - 540                                                         57         $8,340,532               3.25
501 - 520                                                         31         $3,211,201               1.25
500 or Less                                                        3           $259,726               0.10
NOT SCORED                                                        13         $1,813,117               0.71
Total                                                          1,195       $256,745,668             100.00


                                                                 6




Property Type

                                                                                        % Of Aggregate

Description                                       Number of Loans    Principal Balance  Principal Balance
SFR                                                              875       $197,207,525              76.81
PUD                                                              140        $37,975,571              14.79
CONDO                                                             45         $8,734,128               3.40
MANUF                                                            107         $8,495,871               3.31
2 FAM                                                             20         $3,182,788               1.24
HI CONDO                                                           2           $531,181               0.21
3 FAM                                                              2           $356,041               0.14
4 FAM                                                              3           $190,648               0.07
MOBILE                                                             1            $71,915               0.03
Total                                                          1,195       $256,745,668             100.00



Loan Purpose

                                                                                        % Of Aggregate

Description                                       Number of Loans    Principal Balance  Principal Balance
RFCO                                                             686       $151,688,610              59.08
PURCH                                                            403        $82,748,206              32.23
REFI                                                             106        $22,308,852               8.69
Total                                                          1,195       $256,745,668             100.00



Occupancy

                                                                                        % Of Aggregate

Occupancy Type                                    Number of Loans    Principal Balance  Principal Balance
OOC                                                            1,159       $251,104,361              97.80
NOO                                                               30         $3,844,050               1.50
2ND HM                                                             6         $1,797,257               0.70
Total                                                          1,195       $256,745,668             100.00



Document Type

                                                                                        % Of Aggregate

Document Type                                     Number of Loans    Principal Balance  Principal Balance
FULL DOC                                                         988       $204,580,982              79.68
STATED                                                           189        $47,741,690              18.59
SIMPLE                                                            18         $4,422,995               1.72
Total                                                          1,195       $256,745,668             100.00


                                                                 7




Gross Margin

Range of Gross                                                                          % Of Aggregate
Margins (%)                                       Number of Loans    Principal Balance  Principal Balance

 1.001 - 2.000                                                     1           $380,000               0.15
 2.001 - 3.000                                                     1           $354,997               0.14
 3.001 - 4.000                                                     1           $169,977               0.07
 4.001 - 5.000                                                    53        $17,249,784               6.72
 5.001 - 6.000                                                   269        $85,249,302              33.20
 6.001 - 7.000                                                   287        $71,067,396              27.68
 7.001 - 8.000                                                   197        $36,756,191              14.32
 8.001 - 9.000                                                   206        $26,709,995              10.40
 9.001 - 10.000                                                  149        $16,223,723               6.32
10.001 - 11.000                                                   26         $2,254,107               0.88
11.001 - 12.000                                                    3           $129,896               0.05
12.001 - 13.000                                                    2           $200,300               0.08
Total                                                          1,195       $256,745,668             100.00



Next Rate Adjustment Date

Next Rate Adjustment                                                                    % Of Aggregate
 Date                                             Number of Loans    Principal Balance  Principal Balance

2-Dec                                                              2            $86,258               0.03
3-Jan                                                              2           $460,524               0.18
3-Feb                                                              1           $209,847               0.08
4-Jan                                                              2           $848,633               0.33
4-Feb                                                             11         $2,834,218               1.10
4-Mar                                                              8         $2,019,211               0.79
4-Apr                                                             20         $4,250,749               1.66
4-May                                                             93        $14,513,870               5.65
4-Jun                                                            245        $35,682,931              13.90
4-Jul                                                            152        $28,388,688              11.06
4-Aug                                                            118        $27,199,868              10.59
4-Sep                                                            147        $42,353,754              16.50
4-Oct                                                             54        $17,291,197               6.73
4-Nov                                                              1           $385,000               0.15
4-Dec                                                              1            $72,500               0.03
5-Jan                                                              1           $386,319               0.15
5-Feb                                                              2           $471,712               0.18
5-Mar                                                              2           $179,877               0.07
5-Apr                                                              4           $350,622               0.14
5-May                                                             24         $3,229,882               1.26
5-Jun                                                             41         $6,406,251               2.50
5-Jul                                                             34         $5,822,906               2.27
5-Aug                                                            102        $23,015,685               8.96
5-Sep                                                             80        $24,287,567               9.46
5-Oct                                                             48        $15,997,600               6.23
Total                                                          1,195       $256,745,668             100.00


                                                                 8




Range of Months to Roll

                                                                                        % Of Aggregate

Month Number Range                                Number of Loans    Principal Balance  Principal Balance
  0 - 6                                                            5           $756,629               0.29
 13 - 18                                                          19         $5,582,128               2.17
 19 - 24                                                         832       $170,185,991              66.29
 25 - 31                                                           7         $1,140,269               0.44
 32 - 37                                                         332        $79,080,652              30.80
Total                                                          1,195       $256,745,668             100.00



Lifetime Rate Cap

Range of Lifetime                                                                       % Of Aggregate
Rate Caps (%)                                     Number of Loans    Principal Balance  Principal Balance
10.501 - 11.000                                                    1           $169,263               0.07
11.501 - 12.000                                                    7         $2,131,509               0.83
12.001 - 12.500                                                   16         $3,906,054               1.52
12.501 - 13.000                                                   54        $14,018,099               5.46
13.001 - 13.500                                                   71        $19,479,260               7.59
13.501 - 14.000                                                  195        $61,310,194              23.88
14.001 - 14.500                                                  177        $50,579,395              19.70
14.501 - 15.000                                                  176        $38,466,626              14.98
15.001 - 15.500                                                  127        $23,209,545               9.04
15.501 - 16.000                                                  144        $20,358,004               7.93
16.001 - 16.500                                                   76         $9,468,118               3.69
16.501 - 17.000                                                   58         $5,985,759               2.33
17.000 - 17.500                                                   31         $3,094,860               1.21
17.501 - 18.000                                                   19         $1,607,736               0.63
18.001 - 18.500                                                   18         $1,275,911               0.50
18.501 - 19.000                                                   10           $939,821               0.37
19.001 - 19.500                                                    6           $325,097               0.13
19.501 - 20.000                                                    5           $225,431               0.09
20.001+                                                            4           $194,985               0.08
Total                                                          1,195       $256,745,668             100.00



Initial Periodic Rate Cap

Initial Periodic Rate                                                                   % Of Aggregate
Cap  (%)                                          Number of Loans    Principal Balance  Principal Balance
0.75                                                               1            $89,964               0.04
1                                                                 21         $2,566,344               1.00
1.5                                                              442       $127,149,878              49.52
2                                                                 19         $3,269,415               1.27
3                                                                712       $123,670,068              48.17
Total                                                          1,195       $256,745,668             100.00


                                                                 9




Subsequent Periodic Rate Cap

Subsequent Periodic                                                                     % Of Aggregate
Rate Cap  (%)                                     Number of Loans    Principal Balance  Principal Balance
0.75                                                               1            $89,964               0.04
1                                                                666       $111,199,990              43.31
1.5                                                              527       $145,004,516              56.48
3                                                                  1           $451,198               0.18
Total                                                          1,195       $256,745,668             100.00



Lifetime Rate Floor

Range of Lifetime Rate                                                                  % Of Aggregate
Floors (%)                                        Number of Loans    Principal Balance  Principal Balance

  5.000 or Less                                                   32        $10,154,100               3.95
  5.001 - 6.000                                                   23         $4,971,869               1.94
  6.001 - 7.000                                                  243        $74,536,441              29.03
  7.001 - 8.000                                                  296        $80,400,831              31.32
  8.001 - 9.000                                                  223        $45,004,841              17.53
  9.001 - 10.000                                                 245        $30,553,702              11.90
 10.001 - 11.000                                                  86         $7,797,430               3.04
 11.001 - 12.000                                                  28         $2,330,705               0.91
 12.001 - 13.000                                                  13           $690,291               0.27
 13.001 - 14.000                                                   3           $137,991               0.05
 15.001 - 16.000                                                   3           $167,467               0.07
Total                                                          1,195       $256,745,668             100.00

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) Not applicable.

          (b) Not applicable.

          (c) Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.


                                                     By: /s/ Celia Coulter
                                                         -----------------
                                                         Name:  Celia Coulter
                                                         Title: Vice President





Dated:  October 15, 2002